UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 10, 2021

Seer, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
3800 Bridge Parkway, Suite 102
Redwood City, California 94065
(Address of principal executive offices, including zip code)

650-453-0000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 – Results of Operations and Financial Condition.

On May 10, 2021, Seer, Inc. (the “Company”) issued a press release (the “Press Release”) announcing results for the quarter ended March 31, 2021. A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information under Item 2.02 in this current report on Form 8-K and the related information in the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated May 10, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.

May 10, 2021	/s/ David Horn
David Horn
Chief Financial Officer

Ex. 99.1

Seer Reports First Quarter 2021 Financial Results
Second Phase of Commercialization Advances with the Addition of Multiple Limited Release Customers

REDWOOD CITY, Calif. May 10, 2021 – Seer, Inc. (Nasdaq: SEER), a life sciences company commercializing a disruptive new platform for proteomics, today reported financial results for the first quarter ended March 31, 2021.

“I am so incredibly proud of and amazed by our team for the progress we have made this quarter,” said Omid Farokhzad, Chair and Chief Executive Officer. “Unbiased, deep, rapid proteomics at scale will pave the way for broad-scale and novel biological insight – with incredible impact across science and medicine. We look forward to continuing to build our commercial momentum throughout 2021 as we bring the next phase in omics to labs around the globe.”

Recent Highlights

•Advanced phase two of our three-phase commercial plan by signing agreements with multiple Limited Release customers
•Completed installation at Salk Institute, bringing total number of active collaboration sites to four
•OHSU Knight Cancer Institute and the Broad Institute successfully completed their initial pilot studies and are progressing toward larger-scale follow-on studies
•Strengthened leadership team with the addition of Kenny Ross as VP Operations and Quality
•Doubled the size of Redwood City headquarters with a new lease to support growing organization

First Quarter 2021 Financial Results

Revenue was $62,000 for the three months ended March 31, 2021, as compared to $177,000 for the three months ended March 31, 2020. The decrease was due to less activity associated with our Small Business Innovation Research grant from the NIH.

Operating expenses were $16.6 million for the first quarter of 2021, as compared to $6.0 million for the corresponding prior year period. The increase in expenses was driven by higher employee compensation costs and other expenses related to being a publicly traded company, as well as an increase in product development expenses related to our Proteograph Product Suite.

Net loss was $16.4 million for the first quarter of 2021, as compared to $5.5 million for the corresponding prior year period.

Cash, cash equivalents and investments were approximately $531 million as of March 31, 2021.

Webcast Information

Seer will host a conference call to discuss the first quarter 2021 financial results on Monday, May 10, 2021 at 1:30 pm Pacific Time / 4:30 pm Eastern Time. A webcast of the conference call can be accessed at http://investor.seer.bio. The webcast will be archived and available for replay for at least 90 days after the event.

About Seer

Seer is a life sciences company developing transformative products that open up a new gateway to the proteome. Seer is commercializing its Proteograph Product Suite, an integrated solution that includes proprietary engineered nanoparticles, consumables, automation instrumentation and software to perform deep, unbiased proteomic analysis at scale in a matter of hours. Seer designed the Proteograph workflow to be efficient and easy-to-use, leveraging widely adopted laboratory instrumentation to provide a decentralized solution that can be adopted by nearly any lab. Seer’s Proteograph Product Suite is for research use only and is not intended for diagnostic procedures.
For more information, please visit www.seer.bio.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on the Company’s beliefs and assumptions and on information currently available to it on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including but not limited to statements regarding our timing and ability to enable unbiased, deep and rapid proteomics available at scale. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the Company’s Quarterly Report on Form 10-Q, to be filed with the SEC on May 10, 2021, and other documents the Company subsequently files with the SEC from time to time. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investor Contact:
Carrie Mendivil
investor@seer.bio

Media Contact:
Karen Possemato
pr@seer.bio

Seer, Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2021	2020

Revenue	$62	$177

Operating expenses:
Research and development	6,227	4,222
Selling, general and administrative	10,333	1,780
Total operating expenses	16,560	6,002
Loss from operations	(16,498)	(5,825)
Other income (expense):
Interest income	69	332
Net loss	$(16,429)	$(5,493)

Net loss per share attributable to common stockholders, basic and diluted	$(0.27)	$(0.61)
Weighted-average common shares outstanding, basic and diluted	59,887,842	8,944,284

Seer, Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	March 31,
	2021	2020

ASSETS
Current assets:
Cash and cash equivalents	$445,763	$333,585
Investments	85,379	98,278
Inventory	1,541	551
Other receivables	412	163
Other receivables, related parties	101	99
Prepaid expenses and other current assets	3,041	452
Total current assets	536,237	433,128
Property and equipment, net	8,682	8,441
Restricted cash	343	343
Other assets	377	407
TOTAL ASSETS	$545,639	$442,319
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,933	$2,115
Accrued expenses	5,021	5,543
Deferred revenue	256	250
Deferred rent, current	186	186
Total current liabilities	7,396	8,094
Deferred rent, net of current portion	1,884	1,899
Other noncurrent liabilities	589	717
Total liabilities	9,869	10,710
Commitments (Note 10)
Stockholders’ equity:
Preferred stock	—	—
Common stock	1	1
Additional paid-in capital	607,531	486,915
Accumulated other comprehensive income	28	54
Accumulated deficit	(71,790)	(55,361)
Total stockholders’ equity	535,770	431,609
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$545,639	$442,319